UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2010

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Name of small business issuer in its charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-2500

Copies of Communications to:
Alfred V. Greco, PLLC
199 Main Street
Suite 706
White Plains, NY 10601
Telephone: (914) 682-3030
Fax: (914) 682-3035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.07 – Submission of Matters to Vote of Security Holders.

(a)	Annual Meeting of shareholders on September 30, 2010.
(b)	At such meeting the following proposals were considered and voted upon by a quorum of shareholders in person and by proxy:
1.	To amend our amended and restated Articles of Incorporation and our By-laws to change the address of our resident agent and to modify the staggered terms of our Board of Directors;
2.	To elect 5 directors of our Company to serve in staggered terms if proposal (1) passes, or until their successors have been elected and qualified;
3.	To amend our amended and restated Articles of Incorporation to authorize 50,000,000 shares of blank preferred stock, par value $0.001 per share;
4.	To vote on our proposal to approve our Company’s 2010 Stock Incentive Plan; and
5.	To ratify the appointment of Weaver & Martin, LLC as our independent auditors for the fiscal year ending December 31, 2010.

The holders of 87,676,724 shares (83%) of the company’s common stock have valid ballots on file, constituting a quorum.

Proposal

1.
The vote on the proposal to amend the Company’s Articles of Incorporation and By-Laws to change the address of our resident agent and to modify the staggered terms of the classified Board of Directors was a follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
46,859,661	10,573,372	1,419,855	28,823,836

2.
The vote on the election of two Class 1 nominees, two Class 2 nominees, and one Class 3 nominee for Director, to hold office according to their respective terms, and until their successors are elected and qualified, was as follows:

	FOR	WITHHELD	BROKER NON-VOTES
a. William E. Prince	56,571,338	2,281,550	28,823,836
b. Wayne Kinsey, III	55,218,751	3,634,137
c. David N. Harry	55,228,751	3,624,137
d. Marion C. Sofield	56,581,378	2,271,510
e. Valgene L. Dunham	56,581,378	2,271,510

3.	The vote on the proposal to amend the Company’s Articles of Incorporation to allow for 50,000,000 shares of preferred stock, par value $0.001 per share, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
49,233,382	9,552,731	66,775	28,823,836

4.	The vote on the proposal to approve the 2010 Stock Incentive Plan was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,495,250	3,280,239	35,077,399	28,823,836

5.	The vote on the proposal to ratify the appointment of Weaver & Martin, LLC as auditors for the year 2010 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
84,252,971	3,346,602	77,151

Item 9.01 FINANCIAL STATEMENT AND EXHIBITS

(d ) Exhibits

(i)	Article II – REGISTERED OFFICE AND RESIDENT AGENT

The registered office and place of business in the State of Nevada of this corporation shall be located at 9850 S. Maryland Parkway, Suite 197, Las Vagas, NV 89183.  The resident agent of the corporation is SLI, whose address is 9850 S. Maryland Parkway, Suite 197, Las Vagas, NV 89183.

(ii)	Article VI - CAPITAL STOCK

Section 1.  Authorized Shares.  The total number of shares which the corporation is authorized to issue is Two Hundred Million (200,000,000) Common shares, and Fifty Million (50,000,000) Preferred shares, each of which are $0.001 par value.  The Board of Directors is authorized, subject to any limitations prescribed by the law of the State of Nevada, to provide in a resolution or resolutions for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding). The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote, unless a vote of any other holders is required pursuant to a Certificate of Designation establishing a series of Preferred Stock.”

(iii)	Article VIII - CLASSIFIED BOARD

The Board of Directors shall be divided into three classes:  Class I, Class II and Class III.  At the 2011 annual meeting of stockholders, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years.  At the 2012 annual meeting of stockholders, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years.  At the 2013 annual meeting of stockholders, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years.  At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.  Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his/her death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

BY-LAWS

(iv)	Article III - SECTION III - CLASSIFIED BOARD

The Board of Directors shall be divided into three classes:  Class I, Class II and Class III directors.  At the 2011 annual meeting of stockholders, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years.  At the 2012 annual meeting of stockholders, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years.  At the 2013 annual meeting of stockholders, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years.  At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.  Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his/her death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

By: /s/ William E. Prince
William E. Prince, President and CEO

Dated: October 5, 2010